TOUCHSTONE FUNDS GROUP TRUST
(the “Trust”)
Supplement dated August 16, 2024, to the Trust’s Prospectus as may be amended or supplemented from time to time
The information in this Supplement contains new and additional information beyond that in the Trust’s Prospectus and should be read in conjunction with the aforementioned.
Effective immediately, the sub-section titled “Market Timing Policy”, located under section titled “Investing with Touchstone” of the Trust’s Prospectus, is hereby deleted in its entirety and replaced with the following:
Market Timing Policy
Active Bond Fund, Ares Credit Opportunities Fund, Dividend Equity Fund, High Yield Fund, Impact Bond Fund, Mid Cap Fund, Mid Cap Value Fund, Sands Capital International Growth Equity Fund, Sands Capital Select Growth Fund, Small Cap Fund and Small Cap Value Fund
Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long- term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities, or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.
Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request into any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period. A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.
Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce, during the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.
The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.
Ultra Short Duration Fixed Income Fund
Given the nature of the Fund’s investments and investment profile, the Fund may be used by investors as a liquid, more short-term investment within their investment portfolios; therefore, the Fund generally permits frequent or short-term trading into and out of the Fund. Given the short-term nature of a majority of the Fund’s investments, under normal market conditions the Fund does not expect that such trading will have material adverse consequences for the Fund or its shareholders. For these reasons, the Board of Trustees, with respect to the Fund, has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares. It is possible, however, that under certain market conditions, such frequent or short-term trading or certain sized trades or other trading practices could have material adverse consequences for the Fund or its shareholders, particularly long-term shareholders. The Fund at all times reserves the right to refuse any purchase or exchange request for any reason.

As described above, other Touchstone Funds may impose monitoring policies with respect to market timing of the Funds by shareholders. Under normal market conditions such monitoring policies are designed to protect the Funds being monitored and their shareholders, and the operation of such policies and shareholder investments under such monitoring are not expected to have a materially adverse impact on the Touchstone Funds or their shareholders. If you plan to exchange shares of Ultra Short Duration Fixed Income Fund for shares of another Touchstone Fund, please read the prospectus of that other Touchstone Fund for more information.
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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4504-2408